MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2002-4
November 1, 2002 through November 30, 2002


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables							$655,103,736.04
B.	Level Pay Pool Balance of the Initial Receivables			$640,671,031.26
C.	Last Scheduled Payment Pool Balance of the
	Initial Receivables							$14,432,704.78
D.	Notes
	1.	Class A-1
		a.	Initial Balance						$66,300,000.00
		b.	Note Interest Rate					1.76375%
		c.	Noteholders' Final Scheduled Payment Date		October 15, 2003
	2.	Class A-2
		a.	Initial Balance						$230,000,000.00
		b.	Note Interest Rate					1.920%
		c.	Noteholders' Final Scheduled Payment Date		October 17, 2005
		d.	Class A Allocation Percentage				85.65%
	3.	Class A-3
		a.	Initial Balance						$200,000,000.00
		b.	Note Interest Rate					2.550%
		c.	Noteholders' Final Scheduled Payment Date		February 15, 2007
		d.	Class A Allocation Percentage				85.65%
	4.	Class A-4
		a.	Initial Balance						$173,500,000.00
		b.	Note Interest Rate					3.0500%
		c.	Noteholders' Final Scheduled Payment Date		November 16, 2009
		d.	Class A Allocation Percentage				85.65%
	5.	Class B
		a.	Initial Balance						$65,298,000.00
		b.	Note Interest Rate					3.820%
		c.	Noteholders' Final Scheduled Payment Date		November 16, 2009
		d.	Class B Allocation Percentage				9.27%
	6.	Class C
		a.	Initial Balance						$35,808,000.00
		b.	Note Interest Rate					4.560%
		c.	Noteholders' Final Scheduled Payment Date		November 16, 2009
		d.	Class C Allocation Percentage				5.08%
E.	Certificates Initial Balance						$71,646,522.63
F.	Servicing Fee Rate 							1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period						0.25%
G.	Weighted Average Coupon (WAC) of the Initial Receivables		6.250%
H.	Weighted Average Original Number of Payments of
	the Initial Receivables (Months)					59
I.	Weighted Average Remaining Number of Payments of
	the Initial Receivables (Months)					58
J.	Number of Initial Receivables						26,902
K.	Reserve Account
	1.	Initial Reserve Account Deposit Percentage of Initial Pool	5.00%
	2.	Reserve Account Deposit on the Closing Date			$31,604,607.83
	3.	Specified Reserve Balance Percentage				5.00%
L.	Yield Supplement Account Deposit on the Closing Date			$7,617,437.11
M.	Yield Supplement Over Collateralization Balance
	on Closing Date								$23,011,579.39
N.	Adjusted Principal Balance of Initial Receivables			$632,092,156.65
O.	Pre-Funding
	1.	Initial Pre-Funded Amount (Adjusted Principal Amount)		$210,460,365.98
	2.	Initial Closing Date						October 16, 2002
	3.	End of Pre-Funding Period					18-Feb-03
	4.	Fixed Percentage for Calculating Maximum
		Negative Carry Amount						1.25%
	5.	Negative Carry Account Initial Deposit				$823,673.68

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance							$863,136,896.15
B.	Level Payment Pool Balance						$844,736,146.21
C.	Last Scheduled Payment Pool Balance					$18,400,749.94
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance				$58,982,120.11
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	2.	Class A-2
		a.	Prior Month Note Balance				$230,000,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	3.	Class A-3
		a.	Prior Month Note Balance				$200,000,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	4.	Class A-4
		a.	Prior Month Note Balance				$173,500,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	5.	Class B
		a.	Prior Month Note Balance				$65,298,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	6.	Class C
		a.	Prior Month Note Balance				$35,808,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
E.	Certificate Balance							$71,646,522.63
F.	Reserve Account Balance							$42,127,626.13
G.	Yield Supplement Account Balance					$10,019,517.72
H.	Payahead Account Balance						$277,387.41
I.	Yield Supplement Over Collateralization Balance 			$26,893,402.94
J.	Pre-Funding Account Balance						$0.00
K. 	Negative Carry Account Balance						$0.00
L.	Deferred Receivables							$399,050,651.98
M.	Cumulative Losses for All Prior Periods					$0.00
N.	Weighted Average Coupon (WAC)						6.547%
O.	Weighted Average Remaining Term to Maturity  (WAM) 			58.28
P	Number of Contracts							35,556
Q	Total Subsequent Receivables Sold as of Related Cutoff Dates
	1.	Level Pay Balance						0.00
	2.	Last Scheduled Payment Balance					0.00
	3.	Total								0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction					619,479.54
	2.	Prepayments in Full						177,102.06
	3.	Repurchased Receivables Principal 				0.00
	4.	Repurchased Receivables Interest				0.00
B.	Total Collections for Precomputed Contracts 				798,354.06
C.	Precomputed Contracts - Principal on Last Scheduled Payments
	1.	Collected Principal						0.00
	2.	Repurchased Receivables Principal 				0.00
	3.	Repurchased Receivables Interest				0.00
	4.	Last Scheduled Payment Principal Paid in Full
		Prior to Month of Maturity					0.00
	5.	Last Scheduled Payment Principal Due on Loans
		Matured This Month						0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction						6,738,747.78
	2.	Collected Principal						6,733,150.69
	3.	Collected Interest						1,528,207.16
	4.	Repurchased Receivables Principal 				0.00
	5.	Repurchased Receivables Interest				0.00
E.	Simple Interest Contracts - Principal on Last Scheduled Payments
	1.	Collected Principal						49,632.15
	2.	Repurchased Receivables Principal 				0.00
	3.	Repurchased Receivables Interest				0.00
	4.	Last Scheduled Payment Principal Collected
		Prior to Month of Maturity					49,632.15
	5.	Last Scheduled Payment Principal
		Due on Loans Matured This Month					0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 					1,108,607.51
	2.	Specified Yield Supplement Account Balance			8,430,836.52
	3.	Deposit to Yield Supplement Account for
		Subsequent Receivables Sold This  Period			0.00
G.	Yield Supplement Over Collateralization							26,281,360.76
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances (or payments
			due prior to Cutoff Date)				54,682.28
		b.	Current Month Actuarial Advances 			52,940.91
		c.	Reimbursement of Actuarial Advances (or
			payments due prior to Cutoff Date)			22,043.30
		d.	Ending Actuarial Advances (or payments
			due prior to Cutoff Date)				85,579.89
	2.	Precomputed Loans - Last Scheduled Payment Advances
		a.	Beginning Last Scheduled Payment Advances		0.00
		b.	Current Month Last Scheduled Payment Advances		0.00
		c.	Reimbursement of Last Scheduled Payment Advances 	0.00
		d.	Ending Last Scheduled Payment Advances			0.00
	3.	Simple Interest Loans - Last Scheduled Payment Advances
		a.	Beginning Last Scheduled Payment Advances		0.00
		b.	Current Month Last Scheduled Payment Advance		0.00
		c.	Reimbursement of Last Scheduled Payment Advances	0.00
		d.	Ending Last Scheduled Payment Advances			0.00
	4.	Net Servicer Advances 						30,897.61
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead Account Balance		64,532.49
	2.	Payahead Balance of Loans Defaulted this Period			0.00
	3.	Deposit to Payahead Account for Subsequent
		Receivables Sold This  Period					0.00
	4.	Ending Payahead Balance 					341,919.90
J.	Rule of 78s Payment							34,827.63
K.	Weighted Average Coupon of Remaining  Portfolio (WAC)			6.508%
L.	Weighted Average Remaining Maturity (WAM)				57.90
M.	Remaining Number of Receivables						34,784
N.	Delinquent Contracts			Contracts	Amount
	1.	30-59 Days Delinquent		306 	0.88%	6,794,901.21 	0.81%
	2.	60-89 Days Delinquent		67 	0.19%	1,485,593.12 	0.18%
	3.	90 Days or more Delinquent	1 	0.00%	19,583.53 	0.00%
O.	Net Loss and Defaulted Receivables Information
	1.	Vehicles Repossessed During Month 29 			691,650.30
	2.	Loans Defaulted During the Month				1
	3.	Level Payment Principal Balance of Defaulted Receivables	26,917.41
	4.	Last Scheduled Payment Principal Balance of
		Defaulted Receivables						0.00
	5.	Level Payment Liquidation Proceeds				13,805.00
	6.	Last Scheduled Payment Liquidation Proceeds			0.00
	7.	Recoveries of Level Payment and Last Scheduled
		Payment on Previously Defaulted Receivables			0.00
P.	Pool Balances
	1.	Total Pool Balance						839,912,288.35
	2.	Level Pay Pool Balance						821,578,056.97
	3.	Last Scheduled Payment Pool Balance				18,334,231.38
	4.	Deferred Receivables						517,904,176.39
Q.	Principal Balance of Subsequent Receivables Sold This
	Period As of Subsequent Transfer Date
	1.	Level Pay Balance						0.00
	2.	Last Scheduled Payment Balance					0.00
	3.	Total Principal Balance						0.00

IV.  INVESTMENT INCOME
A.	Reserve Account Investment Income					36,475.28
B.	Collection Account Investment Income					7,358.34
C.	Payahead Account Investment Income					141.37
D.	Yield Supplement Account Investment Income				8,749.18
E.	Pre-Funding Account Investment Income					92,633.83
F.	Negative Carry Account Investment Income				390.05

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts (Level Payment Only) 					798,354.06
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)					6,733,150.69
	3.	Collected Interest on Simple Interest
		Contracts (Level Payment Only) 					1,528,207.16
		Subtotal							9,059,711.91

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)							49,632.15
C.	Net Change in Payahead Account Balance 					(64,532.49)
D.	Net Liquidation Proceeds and Recoveries Received 			13,805.00
E.	Principal and Interest on Purchased or Repurchased Contracts 		0.00
F.	Exclusion of Rule of 78's Payments 					(34,827.63)
G.	Net Servicer Advances/(Reimbursements) 					30,897.61
H.	Yield Supplement Amount 						1,108,607.51
I.	Net Investment Earning on the Pre-Funding Account			92,633.83
J.	Negative Carry Amount 							0.00
K.	Remaining Pre-Funded Amount Due to Noteholders				0.00
L.	Available Funds							 	$10,255,927.89

VI. PRE-FUNDING ACTIVITY
	A.	Subsequent Receivables Sold This Period
		1.	Principal Balance of Subsequent
			Receivables Sold This  Period				0.00
		2.	Adjusted Principal Balance of Subsequent
			Receivables Sold This  Period				0.00
		3.	Subsequent Cutoff Date for Subsequent Receivables
			Sold This  Period					31-Oct-02
		4.	Subsequent Transfer Date for Subsequent
			Receivables Sold This  Period				13-Nov-02
		5.	Deposit to Reserve Account for Subsequent
			Receivables Sold This  Period				0.00
		6.	Deposit to Yield Supplement Account for Subsequent
			Receivables Sold This  Period				0.00
		7.	Deposit to Payahead Account for Subsequent
			Receivables Sold This  Period				0.00
		8.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period				0.00
	B.	End of Pre-Funding Period (if balance in Pre-Funding
		Account balance is $100,000 or greater)				18-Feb-03
	C.	Pre-Funding Account
		1.	Beginning Pre-Funding Amount				0.00
		2.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period				0.00
		3.	Deposit to Reserve Account for Subsequent
			Receivables Sold This  Period				0.00
		4.	Deposit to Yield Supplement Account for
			Subsequent Receivables Sold This  Period		0.00
		5.	Deposit to Payahead Account for Subsequent
			Receivables Sold This  Period				0.00
		6.	Remaining Pre-Funded Amount Payable
			to Noteholders						0.00
		7.	Remaining Pre-Funding Amount
			(excl. Reserve & Yield Supplement Amount)		0.00
	D.	Negative Carry Account
		1.	Calculation of Negative Carry Amount
			for the Current Period
			a.  Accrued Note Interest for this Period		1,667,496.01
			b.  Pre-Funded Amount (excl. Reserve &
			Yield Supplement Amount)				0.00
			c.  Pre-Funded Percentage				0.00%
			d.  Net Investment Earnings on the
			Pre-Funded Amount					92,633.83
			e.  Negative Carry Amount for the
			Current Period						0.00
		2.	Calculation Maximum Negative Carry Amount
			a.  Weighted Average Rate based
			on Ending Note Balances					2.3977%
			b.  Note Percentage based on Ending
			Note Balances						91.34%
			c.  Actual Number of Days from Payment
			Date to End of Pre-Funding Period			97
			d.  Maximum Negative Carry Amount			0.00
		3.	Required Negative Carry Account Balance			0.00
	E. 	Total Subsequent Receivables Sold as of
		Related Cutoff Dates
		1.	Level Pay Balance					195,369,199.83
		2.	Last Scheduled Payment Balance				4,021,489.53
		3.	Total							199,390,689.36
	F.	Total Initial and Subsequent Receivables Sold as
		of Related Cutoff Dates
		1.	Level Pay						836,040,231.09
		2.	Last Scheduled						18,454,194.31
		3.	Total							854,494,425.40
	G.	Specified Reserve Balance					41,354,767.26

VII.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal					7,155,388.28
	2.	Principal Carrryover Shortfall					0.00
	3.	Total Principal Distribution Amount				7,155,388.28
B.	Total Required Payment
	1.	Total Servicing Fee  						456,863.48
	2.	Accrued Note Interest  Due
		a.	Class A-1						89,581.14
		b.  	Class A-2						368,000.00
		c. 	Class A-3 						425,000.00
		d.	Class A-4						440,979.17
		e.	Class B							207,865.30
		f.	Class C							136,070.40
		g.	Total Accrued Note Interest				1,667,496.01
	3.	Principal Distribution Amount Due
		a.	Class A-1 						7,155,388.28
		b.  	Class A-2 						0.00
		c. 	Class A-3						0.00
		d.	Class A-4						0.00
		e.	Class B 						0.00
		f.	Class C							0.00
		g.	Total Principal Distribution Amount			7,155,388.28
	4.	Total Required Payment 						9,279,747.77
	5.	Available Funds							10,255,927.89
	6.	Reserve Account TRP Draw Amount					0.00
	7.	Total Available Funds						$9,279,747.77
C.	Current Period Payments
	1.	Servicing Fee paid						456,863.48
	2.	Interest Paid
		a.	Class A-1 						89,581.14
		b.  	Class A-2 						368,000.00
		c. 	Class A-3 						425,000.00
		d.	Class A-4						440,979.17
		e.	Class B							207,865.30
		f.	Class C							136,070.40
		g.	Total Interest Paid					1,667,496.01
	3.	Remaining Available Funds					7,155,388.28
	4.	Principal Payments
		a.	Class A-1 						7,155,388.28
		b.  	Class A-2	 					0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Principal Payments				7,155,388.28
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1	 					0.00
		b.  	Class A-2 						0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Interest Carryover Shortfall			0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1	 					0.00
		b.  	Class A-2 						0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Principal Carryover Shortfall			0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance				42,127,626.13
	3.	Plus: Reserve Account Investment Income				36,475.28
	4.	Less: Reserve Account Advance Draw Amount			0.00
	5.	Less: Reserve Account TRP Draw Amount				0.00
	6.	Reserve Account Balance before Deposit to Reserve Account	41,391,242.54
	7.	Specified Reserve Account Balance				41,354,767.26
	8.	Amount Necessary to Reinstate Reserve Account to
		Specified Reserve Balance 					0.00
	9.	Funds Available for Deposit to Reserve Account			976,180.12
	10.	Amount Deposited to Reserve Account				0.00
	11.	Reserve Account Investment Income Released to Seller		36,475.28
	12.	Ending Reserve Account Balance					41,354,767.26
F.	Turbo Principal Payment
	1.	Funds Available for Accelerated Principal Payment		976,180.12
	2.	Accelerated Principal Payments					0.00
		a.	Class A-1	 					976,180.12
		b.  	Class A-2 						0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Turbo Principal Distribution Amount		976,180.12
F.	Excess Funds Deposited to Certificate Distribution Account		0.00
G.	Total Distributions							$10,255,927.89


VIII.  POOL BALANCES AND PORTFOLIO INFORMATION			Beginning	End
A.	Balances and Principal Factors				of Period	of Period
	1.	Total Pool Balance				$863,136,896.15	$839,912,288.35
	2.	Total Pool Factor				1.3175576 	1.2821058
	3.	Level Payment Pool Balance			844,736,146.21 	821,578,056.97
	4.	Level Payment Pool Factor			1.3185178 	1.2823712
	5.	Last Scheduled Payment Pool Balance		18,400,749.94 	18,334,231.38
	6.	Note Balance
		a.	Class A-1 				58,982,120.11 	50,850,551.71
		b.  	Class A-2 				230,000,000.00 	230,000,000.00
		c. 	Class A-3 				200,000,000.00 	200,000,000.00
		d.	Class A-4				173,500,000.00 	173,500,000.00
		e.	Class B					65,298,000.00 	65,298,000.00
		f.	Class C					35,808,000.00 	35,808,000.00
		g.	Total					763,588,120.11 	755,456,551.71
	7.	Pool Factor
		a.	Class A-1 				0.8896247 	0.7669766
		b.  	Class A-2 				1.0000000 	1.0000000
		c. 	Class A-3 				1.0000000 	1.0000000
		d.	Class A-4				1.0000000 	1.0000000
		e.	Class B					1.0000000 	1.0000000
		f.	Class C					1.0000000 	1.0000000
	8.	Certificate Balance				71,646,522.63 	71,646,522.63
	9.	Certificate Pool Factor				1.0000000 	1.0000000
	10.	Total Note and Certificate Balance		835,234,642.74	827,103,074.34
	11.	Yield Supplement Over Collatralization		26,893,402.94	26,281,360.76
	12.	Adjusted Pool Balance				836,243,493.21	813,630,927.59

B.	Portfolio Information
	1.	Weighted Average Coupon of  Portfolio (WAC)	6.547% 		6.508%
	2.	Weighted Average Remaining Term to
		Maturity of  Portfolio (WAM) 			58.28 		57.90
	3.	Remaining Number of Receivables			35,556 		34,784

IX.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period					13,112.41
B.	Realized Losses for Collection Period Less Recoveries			13,112.41
C.	Cumulative Losses for all Periods  					13,112.41
D	Delinquent and Repossessed Contracts
					     	Contracts	Amount
	1.	30-59 Days Delinquent		306 	0.88%	$6,794,901.21 	0.81%
	2.	60-89 Days Delinquent		67 	0.19%	$1,485,593.12 	0.18%
	3.	90 Days or more Delinquent	1 	0.00%	$19,583.53 	0.00%
	4.	Vehicles Repossessed During
		    Collection Period		29 		$691,650.30


X.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to Pool
	Balance for Each Collection Period
	1.	Second Preceding Collection Period				0.00%
	2.	Preceding Collection Period					0.00%
	3.	Current Collection Period 					0.00%
	4.	Three Month Average 						0.00%

B.	Annualized Net Loss							0.02%

C.	Ratio of Balance of Contracts Delinquent 60 Days or More to the
	Pool Balance as of the End of the Collection Period.
	1.	Second Preceding Collection Period				0.00%
	2.	Preceding Collection Period					0.01%
	3.	Current Collection Period 					0.17%
	4.	Three Month Average 						0.06%

XI.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections					9,123,149.06
	2.	Yield Supplement Amount from MMCA				1,108,607.51
	3.	Net Servicer Advances (if positive) 				30,897.61
	4.	Reserve Account Draw for Total Required Payment 		0.00
	5.	Deposit from Payahead Account  					0.00
	6.	Collection Account Investment Income  				7,358.34
	7.	Transfer of Negative Carry Amount from
		Negative Carry Account						0.00
	8.	Transfer of Net Earnings on Pre-Funding Account			92,633.83
	9.	Transfer of Prefunding Account Balance due to
		End of Pre-Funding Period					0.00
	10.	Total Transfers Into Collection Account				$10,362,646.35
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee					456,863.48
		b.	Rule of 78's Payment					34,827.63
		c.	Net Reimbursement of Servicer Advance
			or Payments Due Prior to Cutoff Date			0.00
		d.	Less:  Total Principal and Interest on
			Repurchases (Netted from Amounts Due Servicer) 		0.00
		e.	Total To Servicer (Net of Total Repurchases)		491,691.11

	2.	Total Required Payment Distributed
		(Net of Total Servicing Fee)					8,822,884.29
	3.	Turbo Principal Payment Distributed				976,180.12
	4.	Deposit to Payahead Account 					64,532.49
	5.	Deposit to Reserve Account 					0.00
	6.	Deposit To Certificate Distribution Account
		a.	Excess Funds						0.00
		b.	Collection Account Investment Income			7,358.34
		c.	Total to Certificate Distribution Account		7,358.34
	7.	Total Transfers from Collection Account				$10,362,646.35

XII.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account					42,127,626.13
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 			0.00
	2.	Reserve Account Investment Income 				36,475.28
	3.	Transfer from Prefunding Account for
		Subsequent Receivables Sold					0.00
	4.	Total Transfers Into Reserve Account				36,475.28
C.	Total Transfers In and Beginning Balance				$42,164,101.41
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve Account
		Advance Draw Amount						0.00
	2.	Transfer to Collection Account for Reserve
		Account TRP Draw Amount  					0.00
	3.	Reserve Account Investment Income to Seller (MART II)  		36,475.28
	4.	Total Transfers From Reserve Account				809,334.15
E.	Ending Balance								41,354,767.26
F.	Total Distributions and Ending Balance					$42,164,101.41

XIII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account					277,387.41
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection Account 			64,532.49
	2.	Payahead Account Investment Income 				141.37
	3.	Transfer from Prefunding Account for
		Subsequent Receivables						0.00
	4.	Total Transfers Into Payahead Account				64,673.86
C.	Total Transfers In and Beginning Balance				$342,061.27
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection Account 			0.00
	2.	Transfer Investment Income to Servicer 				141.37
	3.	Total Transfers From Payahead Account				141.37
E.	Payahead Account Ending Balance 					341,919.90
F.	Total Distributions and Ending Balance					$342,061.27

XIV.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 				10,019,517.72
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   			8,749.18
	2.	Transfer from Prefunding Account for Subsequent
		Receivables Sold						0.00
	3.	Total Transfers Into Yield Supplement Account			8,749.18
C.	Total Transfers and Beginning Balance  					$10,028,266.90
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection Account
		(if not paid by MMCA) 						0.00
	2.	Transfer Investment Income to Seller (MART II)  		8,749.18
	3.	Transfer Reduction in Specified Yield Supplement
		Account Balance to Seller (MART II)				1,150,188.27
	4.	Total Transfers From Yield Supplement Account			1,597,430.38
E.	Specified Yield Supplement Account Ending Balance 			8,430,836.52
F.	Total Distributions and Ending Balance					$10,028,266.90

XV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Pmt Distributed (less Servicing
		Fee & Net Swap Pmt) from Collection Acct			8,822,884.29
	2.	Turbo Principal Payment Distributed from
		Collection Account						976,180.12
	3.	Total Transfers Into Note Payment Account			9,799,064.41
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 						8,221,149.54
		b.  	Class A-2 						368,000.00
		c. 	Class A-3 						425,000.00
		d.	Class A-4						440,979.17
		e.	Class B							207,865.30
		f.	Class C							136,070.40
		g.	Total Payments to Noteholders				9,799,064.41
	2.	Ending Balance of Note Payment Account				0.00
C.	Total Distributions and Ending Balance					$9,799,064.41

XVI.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from Collection Account			0.00
	2.	Collection Account Investment Income				7,358.34
	3.	Total Transfers into Certificate Distribution Account		7,358.34
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders					7,358.34
	2.	Ending Balance							0.00
C.	Total Distributions and Ending Balance					$7,358.34

XVII.  RECONCILIATION OF PRE-FUNDING ACCOUNT
A.	Beginning Balance of Pre-Funding Account				0.00
B.	Pre-Funding Account Investment Income					92,633.83
C.	Total Transfers In and Beginning Balance				$15,549,811.17
D.	Distributions from Pre-Funding Account
	1.	Transfer Investment Income to Collection Account		92,633.83
	2.	Transfer to Reserve Account for Sale of
		Subsequent Receivables						0.00
	3.	Transfer to Yield Supplement Account for Sale of
		Subsequent Receivables						0.00
	4.	Transfer to Payahead Account for Sale of
		Subsequent Receivables						0.00
	4.	Transfer to Seller (MART II) for Sale of
		Subsequent Receivables						0.00
	6.	Transfer to Collection Account of Remaining
		Balance Due Noteholders						0.00
	7.	Total Transfers From Pre-Funding Account			92,633.83
E.	Pre-Funding Account Ending Balance					15,457,177.34
F.	Total Distributions and Ending Balance					$15,549,811.17

XVIII.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT
A.	Beginning Balance of Negative Carry Account				0.00
B.	Negative Carry Account Investment Income				390.05
C.	Total Transfers In and Beginning Balance				$43,856.59
D.	Distributions from Negative Carry Account
	1.	Transfer of Negative Carry Amount to
		Collection Account						0.00
	2.	Release Investment Income from Negative
		Carry Account to Seller (MART II)				390.05
	3.	Release Excess Funds from Negative Carry
		Account to Seller (MART II)					0.00
	4.	Total Transfers From Negative Carry Account			390.05
E.	Negative Carry Account Ending Balance					43,466.54
F.	Total Distributions and Ending Balance					$43,856.59

XIX.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account						9,799,064.41
	2.	To Servicer (MMCA) 						491,691.11
	3.	To Payahead Account						64,532.49
	4.	To Reserve Account 						0.00
	5 	To Certificate Distribution Account				7,358.34
	6.	Total Distributions From Collection Account			$10,362,646.35

B.	Distributions From Reserve Account
	1.	To Collection Account 						0.00
	2.	To Seller (MART II)						36,475.28
	3.	To Servicer (MMCA)						0.00
	4.	Total Distributions From Reserve Account 			36,475.28

C.	Distributions From Payahead Account
	1.	To Collection Account						0.00
	2.	Investment Income to Servicer (MMCA) 				141.37
	3.	Total Distributions From Payahead Account			141.37

D.	Distributions From Yield Supplement Account
	1.	To Collection Account						0.00
	2.	Investment Income to Seller (MART II)				8,749.18
	3.	Reduction in Specified Yield Supplement Account
		Balance to Seller (MART II)					1,150,188.27
	4.	Total Distributions From Yield Supplement Account		1,158,937.45

E.	Distributions From Pre-Funding Account
	1.	To Reserve Account						0.00
	2.	To Yield Suplement Account					0.00
	3.	To Collection Account						92,633.83
	4.	To Payahead Account						0.00
	4.	To Seller for Sale of Subsequent Receivables			0.00
	5.	Total Distributions from Negative Carry Account			92,633.83

F.	Distributions From Negative Carry Account
	1.	To Collection Account						0.00
	2.	To Seller (MART II)						390.05
	3.	Total Distributions from Negative Carry Account			390.05

G.	Total Distributions From All Accounts					$11,651,224.33
H.	Total Distributions From All Accounts to:
	1.	Note Payment Account						9,799,064.41
	2.	Servicer (MMCA)							491,832.48
	3.	Seller (MART II)							1,195,802.78
	4.	Collection Account 						92,633.83
	5.	Certificate Distribution Account				7,358.34
	6.	Reserve Account							0.00
	7.	Payahead Account						64,532.49
	8.	Yield Supplement Account					0.00
	9.	Total Distributions From All Accounts				$11,651,224.33